                                                                      EXHIBIT 99

         CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
              OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Acorn Products, Inc. (the "Company") hereby is filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements, whether oral or written, made by or on behalf of the Company. The Company wishes to ensure that all forward-looking statements made by or on behalf of the Company are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established by the Reform Act. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.

     Statements that indicate the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements due to, among other risks and uncertainties inherent in the Company's business, the following important factors:

     - Weather is the most significant factor in determining market demand for the Company's products and is inherently unpredictable. Inclement weather during the spring gardening season and lack of snow during the winter may have a material adverse effect on the Company's business, financial condition and results of operations.

     - The lawn and garden industry is seasonal in nature, with a high proportion of sales and operating income generated in January through May. Accordingly, the Company's sales tend to be greater during its third and fourth fiscal quarters. As a result, the Company's operating results depend significantly on the spring selling season. To support this sales peak, the Company must anticipate demand and build inventories of finished goods throughout the fall and winter. Accordingly, the Company's levels of raw materials and finished goods inventories tend to be at their highest, relative to sales, during the Company's first and second fiscal quarters. These factors increase variations in the Company's quarterly results of operations and potentially expose the Company to greater adverse effects of changes in economic and industry trends. Moreover, actual demand for the Company's products may vary substantially from the anticipated demand, leaving the Company with either excess inventory or insufficient inventory to satisfy customer orders.

     - The Company's five largest customers in the aggregate accounted for approximately 38.4% of gross sales in fiscal 1998. A substantial reduction or cessation of sales to these or other major customers could have a material adverse effect on the Company's business, financial condition and results of operations.

     - Certain retail distribution channels in the lawn and garden industry, such as mass merchants and home centers, are experiencing consolidation. There can be no assurance that such consolidation will not have an adverse impact on certain of the Company's customers or result in a substantial reduction or cessation of purchases of the Company's products by certain customers. In addition, the Company is facing increasing pressures from retailers with respect to pricing, co-operative advertising and other rebates as the market power of large retailers continues to grow. There can be no assurance that such pressures will not have an adverse impact on the Company's business, financial condition and results of operations.

     - A key element of the Company's growth strategy is to increase sales in certain distribution channels that the Company believes are growing more rapidly than the overall industry, such as home centers and mass merchants through retailers such as Home Depot and Sears. There can be no assurance that retailers in such distribution channels will continue to open a significant number of new stores or, if opened, that the Company will be chosen to supply its products to all or a significant portion of such stores. In addition, there can be no assurance that such stores will generate significant additional sales for the Company or that such stores will not result in a reduction of sales to the Company's other customers, whether through consolidation or otherwise.

     - The recent growth and development of the Company largely has been dependent upon the services of Gabe Mihaly, President and Chief Executive Officer of the Company, as well as the other executive officers of the Company. The loss of Mr. Mihaly's services, or the services of one or more of the other executive officers of the Company, could have a material adverse effect on the Company.

     - A key element of the Company's strategy is the acquisition of businesses and assets in the lawn and garden industry. There can be no assurance, however, that the Company will be able to identify attractive acquisition opportunities, obtain sufficient financing for acquisitions on satisfactory terms or successfully acquire identified targets. In addition, there can be no assurance that the Company will be successful in integrating acquired businesses into its existing operations or that such integration will not result in unforeseen operational difficulties or require a disproportionate amount of management's attention. Such acquisitions may result in the incurrence of additional indebtedness by the Company or the issuance of preferred stock or additional Common Stock by the Company. Furthermore, there can be no assurance that competition for acquisition opportunities in the industry will not escalate, thereby increasing the cost to the Company of making acquisitions or causing the Company to refrain from making further acquisitions.

     - The Company's products require the supply of raw materials consisting primarily of steel, plastics and ash wood. In addition, brass, zinc and aluminum are the primary raw materials used in the production of the Company's watering products. The Company has several suppliers for most of its raw materials. There can be no assurance, however, that the Company will not experience shortages of raw materials or components essential to its production processes or be forced to seek alternative sources of supply. In addition, there can be no assurance that prices for such materials will remain stable.
          Any shortages of raw materials may result in production delays and increased costs which could have a material adverse effect on the Company's business, financial condition and results of operations.

     - All aspects of the lawn and garden industry, including attracting and retaining customers and pricing, are highly competitive. The Company competes for customers with large consumer product manufacturers and numerous other companies that produce specialty home and garden products, as well as with foreign manufacturers that export their products to the U.S. Many of these competitors are larger and have significantly greater financial resources than the Company. There can be no assurance that increased competition in the lawn and garden industry, whether from existing competitors, new domestic manufacturers or additional foreign manufacturers entering the U.S. market, will not have a material adverse effect on the Company's business, financial condition and results of operations.

     - Most of the Company's hourly employees are covered by collective bargaining or similar labor agreements. The Company currently is a party to four such agreements, one of which expires in 2001 and three of which expire in 1999. There can be no assurance that the Company will be successful in negotiating new labor contracts on terms satisfactory to the Company or without work stoppages or strikes. A prolonged work stoppage or strike at any of the Company's facilities could have a material adverse effect on the Company's business, financial condition and results of operations.

     - The Company is subject to various federal, state, and local environmental laws, ordinances and regulations governing, among other things, emissions to air, discharge to waters and the generation, handling, storage, transportation, treatment and disposal of hazardous substances and wastes. The Company has made, and will continue to make, expenditures to comply with these environmental requirements and regularly reviews its procedures and policies for compliance with environmental laws. The Company also has been involved in remediation actions with respect to certain of its facilities. Amounts expended by the Company in such compliance and remediation activities have not been material to the Company. However, current conditions and future events, such as changes in existing laws and regulations, may give rise to additional compliance or remediation costs that could have a material adverse effect on the Company's business, financial condition or results of operations. Furthermore, as is the case with manufacturers in general, if a release of hazardous substances occurs on or from the Company's properties or any associated offsite disposal location, or if contamination from prior activities is discovered at any of the Company's properties, the Company may be held liable and the amount of such liability could be material.

     - New housing starts often represent an addition to the overall number of consumers in the lawn and garden tool market and, accordingly, an increase in demand. Similarly, government spending on highways, bridges and other construction projects often represents an increase in demand for long handled tools. A decline in housing starts or government spending on construction projects could result in a decrease in demand for the Company's products and, accordingly, could have a material adverse effect on the Company's business, financial condition and results of operations.

     - Adverse changes in general economic conditions in the United States, including the level and availability of consumer debt, the level of interest rates and consumer sentiment regarding the economy in general, could result in a decrease in demand for the Company's products and, accordingly, could have a material adverse effect on the Company's business, financial condition and results of operations.

     The factors set forth above are not exhaustive. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company will not undertake, and specifically declines, any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Therefore, forward-looking statements should not be relied upon as a prediction of actual future results.